                                                                    Exhibit 99.1

                                   COHU, INC.
                         SARBANES-OXLEY ACT SECTION 906

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, James A. Donahue, Chief Executive Officer of Cohu, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 3, 2003            /s/  James A. Donahue
                                ------------------------------
                                James A. Donahue
                                President & Chief Executive Officer